UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) TESARO, Inc. 2012 Omnibus Incentive Plan

On May 14, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of TESARO, Inc. (the “Company”), the stockholders approved an amendment (the “Amendment”) to the TESARO, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”) to increase the number of shares authorized for issuance thereunder by 2,000,000 shares, and approved the material terms for payment of performance-based compensation thereunder as contemplated by Section 162(m) of the Internal Revenue Code.  Descriptions of the Amendment and the 2012 Plan are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2015, in the section entitled “Proposal No. 3: Approval of Amendment to 2012 Omnibus Incentive Plan and the Material Terms for Payment of Performance,” which is incorporated in this report by reference.  This description is qualified in its entirety by reference to the copy of the Amendment that is attached as Exhibit 10.1 to this current report on Form 8-K and the copy of the 2012 Plan that is attached as Exhibit 10.2 to the Company’s Amendment No. 5 to its Registration Statement on Form S-1 filed on June 19, 2012.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 14, 2015.  As of March 25, 2015, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 39,987,654 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 38,523,136 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2015.  The vote results detailed below represent final results as certified by the Annual Meeting’s inspector of elections.

Proposal 1

The Company’s stockholders elected the following persons, who were listed in the Company’s proxy statement for the Annual Meeting, to the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Leon O. Moulder, Jr.	37,508,897	35,296	978,943
Mary Lynne Hedley, Ph.D.	37,497,167	47,026	978,943
David M. Mott	34,738,113	2,806,080	978,943
Lawrence M. Alleva	37,508,797	35,396	978,943
James O. Armitage, M.D.	35,217,050	2,327,143	978,943
Earl M. (Duke) Collier	35,216,905	2,327,288	978,943
Garry A. Nicholson	37,509,047	35,146	978,943
Arnold L. Oronsky, Ph.D.	36,913,833	630,360	978,943
Beth Seidenberg, M.D.	37,508,848	35,345	978,943

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,516,360	6,252	524	0

Proposal 3

The Company’s stockholders approved an amendment to the 2012 Plan, which increases the number of shares authorized for issuance thereunder by 2,000,000 shares, and approved the material terms for payment of performance-based compensation thereunder as contemplated by Section 162(m) of the Internal Revenue Code.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,468,453	11,072,840	2,900	978,943

Proposal 4

The Company’s stockholders approved the TESARO, Inc. 2015 Non-Employee Director Stock Incentive Plan.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,016,969	4,524,874	2,350	978,943

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1                        Amendment to the TESARO, Inc. 2012 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated:  May 14, 2015